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                                                                Exhibit No. 24.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT








XDOGS.COM, INC.



We hereby consent to the incorporation by reference in the Registration Statement of our report dated relating to the consolidated financial statements of XDOGS.COM, INC. appearing the Company's Annual Report on Form 10-KSB for the year ended March 31, 1999




McGladrey & Pullen, LLP

///signed///

Minneapolis, Minnesota
May 4, 2000